                                  SCHEDULE 14C
                                 (Rule 14c-101)
                  Information Required in Information Statement

                            Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]    Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]    Definitive Information Statement

                        Davis International Series, Inc.
      ---------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  -----------------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
       5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

CONTENTS

1. Information Statement and Notice of Special Meeting of Shareholders

2. Appendices

   A:  Eligible Votes, Large Shareholders, Directors and Officers.

   B:  Plan of Liquidation and Termination

3. Shareholder Letter

Davis International Total Return Fund
-------------------------------------------------------------------------------
                             INFORMATION STATEMENT


                              Information Statement
                          and Notice of Special Meeting
                                 of Shareholders
                    of Davis International Total Return Fund
                           to be held on July 18, 2003










                                      DAVIS INTERNATIONAL SERIES, INC.
                                      2949 EAST ELVIRA ROAD, SUITE 101
                                      TUCSON, ARIZONA 85706
                                      1-800-279-0279

|X| PURPOSE OF THIS INFORMATION STATEMENT

This Information Statement is being furnished to shareholders of Davis International Total Return Fund, an authorized series of Davis International Series, Inc. ("Fund"), to inform them of a Special Meeting of Shareholders. The meeting will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on July 18, 2003, beginning at 9 a.m. Pacific Time. This Information Statement is first being mailed to shareholders on or about July 3, 2003. Shareholders will vote on the following proposal:

TO APPROVE OF THE LIQUIDATION AND DISSOLUTION OF THE FUND PURSUANT TO A PLAN OF LIQUIDATION AND TERMINATION.


|X| NO SOLICITATION OF PROXIES

Davis Advisors and entities controlled by Davis family members own a controlling majority of the Fund's eligible vote and intend to vote to approve the proposal described in this Information Statement. No proxies will be solicited. The cost of distributing this Information Statement and holding the shareholder meeting (including reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of Fund shares) will be paid by Davis Advisors.


THIS DOCUMENT IN REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

|X| PROPOSAL:

TO APPROVE THE LIQUIDATION AND TERMINATION OF THE FUND PURSUANT TO A PLAN OF LIQUIDATION AND TERMINATION.

The Fund is presently organized as a series of Davis International Series, Inc. The Directors, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Directors"), have approved a Plan of Liquidation and Termination ("Plan of Liquidation") under which the Fund would be liquidated, and its assets distributed on a pro-rata basis after payment of all of the Fund's expenses, to the remaining Fund shareholders as soon as possible following shareholder approval of the proposed liquidation. Davis Advisors and entities controlled by Davis family members own a controlling majority of the Fund's eligible vote and intend to vote to approve the proposal described in this Information Statement.

The Directors believe that liquidating the Fund's assets and terminating its existence would be in the Fund's shareholders' best interests. A copy of the Form of Plan of Liquidation is attached to this proxy statement as Appendix B.

Since the Fund's inception on February 1, 1995, Davis Advisors has been voluntarily absorbing a substantial portion of the Fund's expenses and fees. Notwithstanding the expense reduction measures taken by Davis Advisors the Fund has not attracted enough assets to become economically self-sufficient. In addition, the Fund has experienced negative returns over the life of the Fund. Davis Advisors has come to believe that it is unlikely that the Fund will experience material growth in assets in the foreseeable future. In light of the inefficiencies and higher costs of managing the Fund's small asset base, Davis Advisors submitted to the Directors a proposal to liquidate and terminate the Fund.

At a meeting held on June 10, 2003, the Directors considered and unanimously approved the Plan of Liquidation, subject to shareholder approval. Under Davis International Series, Inc.'s Articles of Incorporation, the liquidation of the Fund may be effected only on the affirmative vote of a majority of all the votes entitled to be cast on the matter.

CONSIDERATION BY THE DIRECTORS
In evaluating the proposed liquidation and termination of the Fund, the Directors considered a number of factors, including:

     (i)   the Fund's long term investment performance;

     (ii) the Fund's expense ratio (absent the absorption of certain expenses by Davis Advisors);

     (iii) the tax consequences of liquidation;

     (iv)  the Fund's small net assets;

     (v) Davis Advisor's belief that it is unlikely that the Fund will attract additional sales which could enable the Fund to attain an asset level that would sustain an acceptable expense ratio; and

     (vi) possible alternatives, such as a merger with or transfer of assets to another mutual fund.

Based on the foregoing, and other factors they deemed relevant, the Directors (including all of its Independent Directors) approved the liquidation and termination of the Fund, subject to shareholder approval.

Davis Advisors and entities controlled by Davis family members own a controlling majority of the Fund's eligible vote required to approve the proposal and intend to vote to approve the proposal.

DESCRIPTION OF THE PLAN OF LIQUIDATION

The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan of Liquidation which is attached hereto as Appendix B. Stockholders are urged to read the Plan of Liquidation in its entirety

Under the Plan of Liquidation each shareholder's interest in the Fund's assets will be fixed on the date on which the shareholders approve the Plan of Liquidation (currently set for July 18, 2003). On that date, the books of the Fund will be closed. Thereafter, all assets of the Fund not already held in cash or cash equivalents will be liquidated. The Plan of Liquidation provides that as soon as reasonably practicable after that date, the distribution of the Fund's income and assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of the Fund's assets less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of the Fund's assets not sold prior to the first liquidating distribution, and any other miscellaneous Fund income.

All directors and officers of the Fund, as well as all entities serving the Fund, will continue in their present positions and capacities until such time as the Fund is liquidated and dissolved.

The Plan of Liquidation authorizes the Directors to make variations from or amendments to the provisions thereof that they deem necessary or appropriate to carry out the purposes of the Plan of Liquidation. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to the Fund's liquidation and termination under either the Plan of Liquidation or relevant provisions of Maryland law.

SHAREHOLDERS MAY REDEEM SHARES OR EXCHANGE FOR SHARES OF OTHER DAVIS FUNDS

The Plan of Liquidation will not affect a shareholder's right to redeem or exchange the Fund's shares prior to the liquidation of the Fund. Therefore, a shareholder may redeem or exchange (up to the business day before the Plan of Liquidation is approved by shareholders) in accordance with the procedures for the Class A, B, C and Y shares set forth in the Fund's prospectuses without waiting for the Fund to take any action respecting its liquidation. Shareholders exchanging their shares for shares of another Davis Fund should obtain and read the current prospectus for such fund which contains information about the fund's investment objectives and strategies, charges and expenses prior to electing this option. A prospectus of any of the Davis Funds may be obtained from any authorized dealer of Davis Funds or by calling Davis Funds at 1-800-279-0279. In the event that a large number of shareholders redeem or exchange shares prior to the Fund's liquidation and dissolution, the Fund's and liquidating distributions to remaining shareholders would be adversely affected as fixed costs of the Fund will be spread over a smaller asset base.

LIQUIDATING CASH DISTRIBUTIONS

Shareholders who retain their shares on the date of the Plan of Liquidation is approved by shareholders will be entitled to the liquidating cash distributions consisting of the Fund's remaining income and/or assets. The date or dates on which the Fund will pay the liquidating distributions and on which it will be liquidated have not been determined, but it is anticipated that the liquidating distributions would occur as soon as reasonably practicable after the date on which the shareholders approve the Plan of Liquidation. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part. Liquidating distributions will not be subject to any contingent deferred sales charges. Shareholders who retain their shares on the date of the Plan of Liquidation is approved by shareholders will receive such distribution(s) in cash without the imposition of any contingent deferred sales charges

EXPENSES OF LIQUIDATION

Under the Plan of Liquidation, The Fund will be responsible for the expenses incurred in connection with carrying out the Plan of Liquidation, except that Davis Advisors will continue its existing policies of absorbing certain expenses. No contingent deferred sales charge will be applied to any Class A, Class B or Class C shares held until the final liquidating distribution. Shareholders who redeem their Class A, Class B or Class C shares prior to such liquidating distribution will be charged a contingent deferred sales charge, if applicable, upon redemption of their shares.

FEDERAL INCOME TAX CONSEQUENCES

The following summary provides general information regarding the federal income tax consequences to the Fund resulting from its liquidation and termination, and to its shareholders on their receipt of liquidating distributions from the Fund. The Fund has not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from the Fund.

As discussed above, when its shareholders approve the Plan of Liquidation, the Fund will sell its assets and distribute the proceeds and any income to shareholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will make all required distributions so that it will not be taxed on any of the Fund's net gain, if any, realized from the sale of its assets.

Liquidating distributions received in cash or in shares of another Davis Fund are a taxable sale event to shareholders and may result in a taxable gain or loss to shareholders. The election to receive a liquidating distribution in shares of another Davis Fund is treated for federal income tax purposes as a sale of Fund shares and a purchase of the other fund. This sale may result in a taxable gain or loss to such shareholder.

A shareholder who receives a liquidating distribution in cancellation and redemption of the Fund's shares will be treated as having sold those shares for the amount of the liquidating distribution. Such shareholder will recognize a gain or loss on that sale measured by the difference between the adjusted tax basis for the applicable shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that the Fund is required to withhold 30% of liquidating distributions payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct and valid U.S. taxpayer identification number.

INDIVIDUAL RETIREMENT ACCOUNTS

Fund shares held on the liquidation date in Davis Funds sponsored Individual Retirement Accounts ("IRAs") will be exchanged for shares of Davis Government Money Market Fund to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of Davis Government Money Market Fund by calling 1-800-279-0279.

SOME IRAS THAT HOLD FUND SHARES MAY HAVE BEEN ESTABLISHED WITH CUSTODIANS THAT MAY NOT REINVEST THE LIQUIDATION DISTRIBUTION PROCEEDS, BUT INSTEAD MUST IMMEDIATELY DISTRIBUTE THOSE PROCEEDS TO THE IRA PLAN PARTICIPANT/ACCOUNT OWNER. THOSE DISTRIBUTIONS COULD HAVE ADVERSE TAX CONSEQUENCES FOR THE BENEFICIARIES OF SUCH IRAS, WHO ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THOSE DISTRIBUTIONS.

IMPACT OF THE PLAN ON THE FUND'S STATUS UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT")

When the Plan of Liquidation is approved by shareholders, the Fund will cease doing business as a registered investment company and, as soon as practicable after the Effective Date, will apply for de-registration under the 1940 Act. This will mean that the Fund will no longer be required to follow the investment objective and policies set forth in the Fund's prospectus. It is expected that the Securities and Exchange Commission will issue an order approving the de-registration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan of Liquidation provides for the cessation of the Fund's activities as an investment company and its eventual de-registration under the 1940 Act.

PROCEDURE FOR DISSOLUTION UNDER MARYLAND LAW

When the Plan of Liquidation is approved by shareholders, pursuant to the Maryland General Corporation Law and the Fund's Charter and By-Laws, as amended, Articles of Dissolution stating, among other things required by Section 3-406 of the Maryland General Corporation Law, that the dissolution has been authorized will in due course be executed, acknowledged and filed with the Maryland State Department of Assessments and Taxation, and will become effective in accordance with such law. When the Articles of Dissolution become effective, the Fund will be legally dissolved, but after that time the Fund will continue to exist for the purposes of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized. The Directors will be the trustees of its assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Director-Trustees will be vested in their capacity as trustees with full title to all the assets of the Fund.

CONCLUSION

The Board has concluded that the proposed Plan of Liquidation is in the best interests of the shareholders of the Fund. The Plan of Liquidation will take effect as soon as possible following shareholder approval of the proposed liquidation of the Fund.

REQUIRED VOTE. Approval of the Plan of Liquidation requires the affirmative vote of a majority of the Fund's eligible vote

INFORMATION CONCERNING DAVIS ADVISORS, THE DISTRIBUTOR AND AFFILIATED COMPANIES

Davis Selected Advisers, L.P. ("Davis Advisors") a Colorado limited partnership, serves as the Fund's investment advisor an provides other services to the Fund.

OTHER BUSINESS

The Directors are not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth in this Information Statement. Should any other matters requiring a vote of Shareholders arise, the proxy received from Davis family members owning a controlling majority of the Fund's eligible vote will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interests of the Fund.

|X| GENERAL INFORMATION:

CORPORATE ORGANIZATION. The Fund is organized as a Maryland corporation and is registered as a diversified open-end investment management company, commonly known as a mutual fund. Davis International Total Return Fund is currently the only series offered to the general public by the Fund. Davis International Total Return Fund's investment objective is total return through capital growth and/or income. Davis International Total Return Fund pursues this objective by investing primarily in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets.

WHO MAY VOTE? The current directors have fixed the Record Date as of the close of business on June 1, 2003. Only those shareholders who own shares of the Fund as of the close of business on the Record Date are entitled to be notified of and to vote at the meeting. The holder of each full share of the Fund outstanding as of the close of business on the Record Date is entitled to one vote for each dollar of net asset value, and each fractional share is entitled to a proportionate share of one vote for each matter properly submitted to the meeting. The Fund is authorized to issue four Classes of shares (A, B, C and Y), each with different expenses and different net asset values. Appendix A shows the eligible votes, the holdings of directors and officers, and a list of shareholders owning more than 5% of any Class of the Fund's shares.

QUORUM AND VOTING REQUIREMENTS. Record Date shareholders are entitled to vote on the proposal. In order to take action on any proposal (or element of a proposal), a "quorum," or a majority of the votes entitled to be cast on that proposal must be represented in person or by proxy. Davis Advisors and entities controlled by Davis family members own a controlling majority of the Fund's eligible vote and intend to vote to approve the proposal described in this Information Statement.

The Plan of Liquidation requires approval by a majority of the eligible votes of the Fund's shares eligible to vote on the Proposal. Class A, B, C, and Y shares voting power will be aggregated to determine the eligible vote. Because Davis Advisors and entities controlled by Davis family members own a controlling majority of the Fund's eligible vote, a quorum is expected to be present at the meeting. If a quorum is not present at a meeting, or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting will require the approval of a majority of the votes of the Davis Funds represented at the meeting.

No proxies are being solicited. However, abstentions and broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will not be counted as votes FOR the Proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST the Proposals.

VOTING ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING. A shareholder vote may be taken on any other matter to properly come before the meeting prior to such adjournment(s) if sufficient votes to approve such matter have been received and such vote is otherwise appropriate. The Directors do not presently know of any matter to be considered at the meeting other than the matters described in this Information Statement.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. The Fund may hold special meetings as required or as deemed desirable by its directors for other purposes, such as: changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called for upon the written request of shareholders having at least 25% of the eligible votes that could be cast at the meeting.

Shareholders wishing to submit proposals for inclusion in an Information Statement for a future shareholder meeting should send their written submissions to Davis International Series, Inc., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, attention of Thomas Tays. Proposals must be received within a reasonable amount of time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in an information or proxy statement because the proposal must comply with federal securities regulations.

SHAREHOLDER REPORTS. The Fund will furnish, without charge, copies of its most recent Annual Report and Semiannual Report to any shareholder upon request. Shareholders desiring copies of such reports should direct all written requests to the Davis Funds, P.O. Box 8406, Boston, Massachusetts 02266-8406, or should call Davis Funds at 1-800-279-0279.

NOTICE TO BANKS, BROKERS-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Fund in writing if other persons are the beneficial owners of the shares for which this Information Statement is being provided, and the number of copies of the Information Statement, Annual Reports or Semiannual Reports you wish to receive in order to supply copies to such owners. Write to Davis International Series, Inc., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

|X| IMPORTANT SERVICE PROVIDERS

DAVIS FUNDS.

2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

The Davis Funds include eight funds which are offered to the public:
 Davis International Total Return Fund,
 Davis New York Venture Fund,
 Davis Opportunity Fund,
 Davis Financial Fund,
 Davis Real Estate Fund,
 Davis Convertible Securities Fund,
 Davis Government Bond Fund, and
 Davis Government Money Market Fund.

ADVISER. Davis Selected Advisers, L.P. ("Davis Advisors")
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

Davis Selected Advisers-NY, Inc.
609 Fifth Avenue, New York, New York 10017
A wholly owned subsidiary of Davis Advisors, Davis Selected Advisers-NY, Inc., also provides sub-advisory services to the Fund. Davis Advisors pays all of Davis Selected Advisers-NY, Inc.'s advisory fees.

SUB-ADVISER. Fiduciary International, Inc., a wholly owned subsidiary of Fiduciary Trust Company International, serves as sub-advisor to the Fund. Davis Advisors pays all of Fiduciary International, Inc.'s advisory fees.

PRINCIPAL UNDERWRITER. Davis Distributors, LLC
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

INDEPENDENT ACCOUNTANTS. KPMG LLP
707 17th Street, Suite 2300, Denver, CO 80202

COUNSEL. D'Ancona & Pflaum
111 East Wacker Drive, Suite 2200, Chicago, IL 60601

CUSTODIAN. State Street Bank and Trust Company
c/o Davis Funds, P.O. Box 8406, Boston, MA 02266-8406

TRANSFER AGENT. Boston Financial Data Services
66 Brooks Drive, Braintree, MA 02184

By order of the Board of Directors,


--------------------------------------
Thomas Tays, Secretary

LIST OF APPENDICES

APPENDIX A:    Eligible Votes, Large Shareholders, Directors, and Officers

APPENDIX B:    Plan of Liquidation and Termination

APPENDIX A:
-------------------------------------------------------------------------------
ELIGIBLE VOTES, DIRECTORS, OFFICERS AND LARGE SHAREHOLDERS


ELIGIBLE VOTES
as of June 1, 2003

The holder of each full share outstanding as of the close of business on the Record Date is entitled to one vote for each dollar of net asset value, and each fractional share is entitled to a proportionate share of one vote for each matter properly submitted to the meeting.

           FUND             CLASS A   CLASS B  CLASS C  CLASS Y  TOTAL
--------------------------- -------   -------  -------  -------  -----
DAVIS INTERNATIONAL TOTAL     xx       xx        xx        Xx      Xx
RETURN FUND



DIRECTORS AND OFFICERS
as of June 1, 2003

At the close of business on the Record Date, Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares except as follows:

DAVIS INTERNATIONAL TOTAL
       RETURN FUND            CLASS A   CLASS B   CLASS C   CLASS Y    TOTAL
---------------------------   -------   -------   -------   --------   -----
DIRECTORS AND OFFICERS         Xx%        NA        NA        NA         Xx%



SHAREHOLDERS OWNING MORE THAN 5% OF SHARES OF ANY CLASS as of June 1, 2003

The following table sets forth the name and holdings of any person(s) known by the Davis Funds to be a record owner(s) of more than 5% of the outstanding shares of any Class of the Fund as of June 1, 2003. Other than as indicated below, Davis International Series, Inc., is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.



                                             % OF TOTAL VOTING     VOTING POWER
NAME AND ADDRESS OF SHAREHOLDER                      POWER            OWNED
-------------------------------              ------------------    -------------

DAVIS INTERNATIONAL TOTAL RETURN FUND
 - CLASS A, B, C, AND Y SHARES COMBINED

Shelby Cullom Davis & Co.                              xx%               Xx
Investment #3
609 Fifth Avenue, 11th Floor
New York, NY 10017-1021

APPENDIX A:
-------------------------------------------------------------------------------
ELIGIBLE VOTES, DIRECTORS, OFFICERS AND LARGE SHAREHOLDERS
(CONT.)

                                             % OF TOTAL VOTING     VOTING POWER
NAME AND ADDRESS OF SHAREHOLDER                      POWER            OWNED
-------------------------------              ------------------    -------------

DAVIS INTERNATIONAL TOTAL RETURN FUND
 - CLASS A, B, C, AND Y SHARES COMBINED
 (CONT.)

Davis Selected Advisers, L.P.                         xx%               Xx
Attention: John Gilding
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706


Smith Barney House Account                            xx%               Xx
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483


Merrill Lynch Pierce Fenner & Smith                   xx%               Xx
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484


Dean Witter Reynolds                                  xx%               Xx
Custodian Account
P.O. Box 250
New York, NY 10008-0250


Merrill Lynch Pierce Fenner & Smith                   xx%               Xx
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484


State Street Bank & Trust                             xx%               Xx
Custodian Account
7247 Erica Lane
North Tonawanda, NY 14120-4902


Merrill Lynch Pierce Fenner & Smith                   xx%               Xx
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

APPENDIX B

                       PLAN OF LIQUIDATION AND TERMINATION
                        DAVIS INTERNATIONAL SERIES, INC.
                (INCLUDING DAVIS INTERNATIONAL TOTAL RETURN FUND)

THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by Davis International Series, Inc., a Maryland corporation that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act") ("Corporation"), with respect to Davis International Total Return Fund ("Fund"), a segregated portfolio of assets ("series") of the Corporation.

WHEREAS, the Corporation's board of directors ("Directors"), including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act), has determined that liquidation and termination of the Fund is in the best interests of the Corporation and the Fund and thus has adopted this Plan; and

WHEREAS, section 3-403 of the General Corporation Law of Maryland and the Thirteenth Article of the Corporation's Articles of Incorporation provide for dissolution approval by (i) a majority of the entire board of directors; and
(ii) a majority the votes entitled to be cast on the matter (the "Required
Vote");

NOW THEREFORE, this Plan shall be effective upon receipt of the Required Vote.

               ARTICLE I. ACTIONS TO BE TAKEN PRIOR TO LIQUIDATION

(a) As directed by the Directors, the Fund shall proceed with the business of winding up its affairs.

(b) The Directors shall authorize the appropriate parties to wind up the Fund's affairs, and all the powers of the Corporation's directors under its Articles of Incorporation and by-laws shall continue with respect to the Fund until its affairs have been wound up, including the powers to (i) fulfill or discharge the Fund's contracts, (ii) collect the Fund's assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Fund's liabilities, (v) prosecute, settle, or compromise claims of the Fund or to which the Fund is subject, (vi) file final state and federal tax returns for the Fund, (vii) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and (viii) do all other acts necessary or appropriate to wind up the Fund's business.

(c) As directed by the Directors, the Corporation shall make one or two liquidating distributions consisting of income and/or assets to the Fund's shareholders of record as of the date of receipt of the Required Vote (individually a "Shareholder" and collectively "Shareholders") in regards to the cancellation and redemption of Shareholders' Fund shares. The amount of each liquidating distribution to each Shareholder shall be in proportion to the number of the Fund's shares held thereby.

                         ARTICLE II. REGULATORY FILINGS

Following receipt of the Required Vote, the Fund shall prepare and file Articles of Dissolution, Form N-8F under the 1940 Act and any other documents as are necessary to effect the dissolution and/or de-registration of the Fund and its shares in accordance with the requirements of the Corporation's Articles of Incorporation, Maryland Law, Federal Securities Laws, State or Federal Tax law, and any other applicable laws or regulations. These actions include, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

                       ARTICLE III. LIQUIDATION PROCEDURES

(a) The Directors shall authorize all actions to be taken such that the Fund will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Fund's shares and its liquidation and termination.

(b) On the date of receipt of the Required Vote, the interest of each Shareholder shall be fixed and the books of the Fund shall be closed.

(c) As soon as reasonably practicable after (1) receiving of the Required Vote,
(2) paying or adequately providing for the payment of the Fund's liabilities, and (3) receiving of such releases, indemnities, and refunding agreements as the Directors deems necessary for their protection, the remaining assets of the Fund will be distributed in one or two (if necessary) distributions of cash payments, with Shareholders receiving their proportionate shares of each payment, in regards to the cancellation and redemption of their Fund shares. In addition, those Fund shareholders who paid a front-end sales charge to acquire the Fund's Class a shares, and who continue to hold their Class A Fund shares on the date of receipt of the Required Vote, will receive a refund of such sales charge along with their first liquidating distribution. Furthermore, no contingent deferred sales charge will be applied to the liquidating distributions.

(d) Fund shares held on the liquidation date in Davis Funds sponsored Individual Retirement Accounts ("IRAs") will be exchanged for shares of Davis Government Money Market Fund to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if Fund shares were redeemed in cash.

(e) If the Fund is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of the Fund's shares are payable, Directors of the Fund shall be the trustees of its assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Director-Trustees will be vested in their capacity as trustees with full title to all the assets of the Fund. The death, resignation or other disability of any Director or any officer of the Fund shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the power provided for in the Plan. The expenses of the trust shall be charged against the assets therein.

                ARTICLE IV. POWERS OF THE DIRECTORS AND OFFICERS

The Directors and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to in the Plan, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with applicable law.

                               ARTICLE V. EXPENSES

Davis Selected Advisers, L.P. shall bear all the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies (if any are solicited), liquidating the Fund's assets, and terminating the Fund's existence.


Davis International Series, Inc.

By:
   --------------------------------
     Thomas, Secretary

June 2003


                     Board of Directors Approves Liquidation
                                       of
                      Davis International Total Return Fund


Dear Financial Professional:


The Board of Directors of Davis International Total Return Fund ("Fund") on June 10, 2003, approved the liquidation of the Fund to take effect on or about July 18, 2003. Since the Fund was introduced in 1995, the Fund has not become large enough to be economically self-sufficient.

An Information Statement will be mailed to shareholders shortly. Shareholders may redeem or exchange shares until the day before the liquidation date of the Fund (on or about July 18, 2003). Shareholders who retain their shares on the liquidation date will not be subject to any otherwise applicable contingent deferred sales charge. Funds held in Davis Funds-sponsored Individual Retirement Accounts will be exchanged for shares of Davis Government Money Market Fund.

If you have any questions, please call us at 1-800-440-0334, and we will be pleased to assist you.

Sincerely,



Scott Jeffery
Manager-Customer Service